VALIC COMPANY II
Supplement to the Prospectus dated January 1, 2010
Core Bond Fund and Strategic Bond Fund. Effective September 22, 2010, in the section titled “About VC II’s Management — Investment Sub-Advisers — AIGGIC” (now PineBridge Investments, LLC), the disclosure with respect to Bryan Petermann is deleted in its entirety. All other portfolio managers of the Core Bond Fund and the Strategic Bond Fund currently named in the Prospectus will continue to serve as portfolio managers of the respective fund.
Date: September 23, 2010

VALIC COMPANY II
Supplement to Statement of Additional Information dated January 1, 2010
Core Bond Fund and Strategic Bond Fund. Effective, September 22, 2010, in the section titled “Portfolio Managers” under the heading “Other Accounts,” in regard to PineBridge Investments, LLC, the disclosure with respect to Bryan Petermann is deleted in its entirety.
Date: September 23, 2010